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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Invesco®

Annual Report to Shareholders February 28, 2014

Invesco Bond Fund

NYSE: VBF

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
29	Financial Highlights
30	Auditor's Report
31	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Bond Fund (the Fund) for the fiscal year ended February 28, 2014. The Fund’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund provided positive absolute returns for the reporting period and outperformed the Barclays Baa U.S. Corporate Bond Index, the Fund’s benchmark, as security selection aided relative performance. On a market price basis, the Fund’s return was negative due to investor worries over the effect of rising rates and rich valuations across segments of the bond market.

Performance

Total returns, 2/28/13 to 2/28/14

Fund at NAV	4.05%
Fund at Market Value	-4.63
Barclays Baa U.S. Corporate Bond Index‚	2.31
Market Price Discount to NAV as of 2/28/14	-9.57

Source(s): ‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide interest income while conserving capital by investing primarily in fixed-rate US investment-grade corporate bonds with flexibility to incorporate up to 20% in non-investment-grade and non-US dollar-denominated securities, as well as foreign sovereign and corporate securities (both developed and emerging markets). We also may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Fund may also invest in derivatives and other instruments that have similar economic characteristics to other securities.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

    The Fund’s security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

    Sell decisions generally are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the fiscal year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unexceptional at the beginning of the fiscal year, but from late May through June, bond and stock markets declined following then-Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would

Portfolio Composition
By security type
U.S. Dollar Denominated Bonds and Notes	88.8%
Preferred Stocks	3.5
Non-U.S. Dollar Denominated Bonds and Notes	0.3
Municipal Obligations	0.4
U.S. Treasury Securities	5.9
Money Market Funds Plus Other Assets Less Liabilities	1.1

Top Five Fixed Income Issuers

1. U.S. Treasury Securities	5.9%
2. Verizon Communications, Inc.	2.2
3. International Lease Finance Corp.	2.0
4. Electricite de France	1.8
5. Time Warner Cable, Inc.	1.7

Total Net Assets	$231.9 million

Total Number of Holdings	544

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

2                Invesco Bond Fund

begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer-term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by the end of 2013.1 Despite interest rate declines and credit market rallies during January and February 2014, intermediate to longer-term, high credit quality, rate-sensitive segments of the US bond market either lost ground or produced modest positive returns for the reporting period. In contrast, lower-quality credit and less rate-sensitive segments of the bond market, such as high yield bonds, bank loans and short-term bonds, were among the few segments that delivered positive total returns for the reporting period.

    With this economic environment as a backdrop, the Fund at NAV generated positive returns for the reporting period and outperformed its benchmark, the Barclays Baa U.S. Corporate Bond Index. Asset allocation and sector selection decisions produced mixed results for the reporting period. Positive performance relative to the Fund’s benchmark came from sustained overweight allocation to investment-grade financials and consistent underweight positions in underperforming utility and consumer non-cyclical sectors of the Fund’s benchmark. The Fund’s off-benchmark allocation to high yield corporate bonds ranged between 10-20% of market value and contributed to relative performance, as high yield bonds outperformed investment-grade corporate bonds for the fiscal year.

    The Fund’s security selection was the most valuable element of active management as it contributed to returns relative to the Fund’s benchmark within each of the major credit market sectors represented in the Fund. This was most notable within the financials sector, telecommunication, media and technology sector, and basic materials and capital goods sector, where the Fund’s favorable mix of issuers and individual bonds among issuers outperformed the Fund’s benchmark.

    Throughout the fiscal year, we used several strategies to manage the overall credit risk of the Fund. We averaged approximately 3% of the portfolio in Treasuries over the reporting period, which furnished a necessary buffer to market volatility but detracted from returns relative to the Fund’s benchmark as credit assets outperformed rate-sensitive government bonds. We utilized credit default swaps (average notional value of less than 5% of the Fund’s net assets) as a hedge against price volatility throughout the fiscal year. These performed as expected and helped dampen portfolio volatility when credit markets were most unsettled, but did create a slight drag on overall return during the reporting period.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. We maintained the Fund’s duration and yield curve positioning close to the Fund’s benchmark on average, but did make tactical shifts throughout the fiscal year to capitalize on the anticipated movement of market interest rates. The timing and magnitude of these shifts contributed to returns relative to the Fund’s benchmark as rates fluctuated throughout the reporting period. Buying and selling US Treasury securities were important tools used to manage interest rate risk and maintain targeted portfolio duration during the reporting period, which contributed to an elevated portfolio turnover.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1  Source: US Department of Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill

Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its affiliates since 2013 when he began managing the Fund. Mr. Brill was employed by ING Investment Management from 2005 to 2013. He graduated magna cum laude with a BA in economics from Washington and Lee University.

Chuck Burge

Portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its affiliates since 2002 and began managing the Fund in 2010. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes

Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its affiliates since 1992 and began managing the Fund in 2012. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman

Portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its affiliates since 2013 when he began managing the Fund. Mr. Hyman was employed by ING Investment Management from 2001 to 2013. He earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts

Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with the Invesco or its affiliates since 2000 and began managing the Fund in 2012. Mr. Roberts earned a BBA in finance from the University of Houston.

3                Invesco Bond Fund

Supplemental Information

Invesco Bond Fund’s investment objective is to seek interest income while conserving capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Baa U.S. Corporate Bond Index is the Baa component of the Barclays U.S. Corporate Investment Grade Index.
■	The Barclays U.S. Corporate Investment Grade Index consists of publicly issued, fixed rate, nonconvertible, investment-grade debt securities.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

Changes to Investment Policies

In order for the Fund to access additional opportunities to pursue its investment objective, the following changes and clarifications to the Fund’s investment policies were made:

    The Fund can invest in derivative instruments including swap contracts (including credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including currency options, credit default swap options and swaptions), futures contracts (including treasury futures) and forward foreign currency contracts. The Fund can use swap contracts, including interest rate swaps to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Fund. The Fund can use options, including currency options, to seek returns or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure.

    Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

4                Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco Bond Fund

Schedule of Investments(a)

February 28, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–88.78%
Advertising–0.64%
Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,216,901
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	260,000	259,873
		1,476,774

Aerospace & Defense–0.92%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	41,000	42,128
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	565,000	586,187
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	30,000	30,525
7.75%, 03/15/20(b)	117,000	130,747
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21	38,000	38,285
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	134,000	145,390
L-3 Communications Corp., Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,062,777
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	55,000	55,825
7.50%, 07/15/21	35,000	38,675
		2,130,539

Agricultural Products–0.15%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	300,000	355,646

Air Freight & Logistics–0.32%
FedEx Corp., Sr. Unsec. Gtd. Notes, 5.10%, 01/15/44	705,000	731,251

Airlines–1.96%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	25,000	25,288
America West Airlines Pass Through Trust, Series 2001-1, Class G, Sr. Sec. Pass Through Ctfs., 7.10%, 04/02/21	302,953	331,166
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	560,958	611,444
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	517,784	544,806
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.25%, 04/11/20	1,898,647	2,036,299
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	140,000	149,100
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	387,134	422,823

	Principal Amount	Value
Airlines–(continued)
United Airlines Pass Through Trust, Series 2013-1, Class A, Sr. Sec. Pass Through Ctfs., 4.30%, 08/15/25	$280,000	$289,625
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	55,000	59,125
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	34,035	34,209
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	47,000	49,540
		4,553,425

Alternative Carriers–0.11%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	30,000	33,150
Level 3 Financing Inc., Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	20,000	20,400
Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	162,000	176,782
Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	33,000	35,063
		265,395

Apparel Retail–0.10%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	97,000	104,032
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	20,000	21,025
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	78,838
Neiman Marcus Group LTD LLC., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	30,000	32,550
		236,445

Apparel, Accessories & Luxury Goods–0.09%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	10,000	11,025
7.63%, 05/15/20	160,000	175,200
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	10,000	9,912
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	14,000	14,385
		210,522

Application Software–0.03%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	75,000	75,188

Asset Management & Custody Banks–1.58%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	1,215,000	1,227,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/23(b)	$1,190,000	$1,265,145
6.25%, 08/15/42(b)	490,000	571,262
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	575,000	599,506
		3,663,512

Auto Parts & Equipment–0.07%
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	35,000	37,712
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	30,000	30,975
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	93,000	99,510
		168,197

Automobile Manufacturers–1.22%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.25%, 09/20/22	1,200,000	1,238,926
General Motors Co., Sr. Unsec. Notes, 3.50%, 10/02/18(b)	980,000	1,019,200
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 2.88%, 08/09/18(b)	550,000	559,167
		2,817,293

Automotive Retail–0.74%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,540,000	1,724,429

Broadcasting–0.42%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	40,000	42,800
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	29,000	31,538
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 4.88%, 04/01/43	815,000	795,553
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	95,000	101,175
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,225
		976,291

Building Products–0.42%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	185,000	199,337
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	70,000	77,350
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	132,500
Griffon Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/01/22(b)	65,000	65,163
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	43,000	43,395

	Principal Amount	Value
Building Products–(continued)
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	$178,000	$200,250
10.00%, 12/01/18	40,000	44,400
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	16,000	17,120
7.88%, 03/30/20(b)	65,000	73,613
Sr. Unsec. Notes, 9.75%, 01/15/18	95,000	115,662
		968,790

Cable & Satellite–6.36%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	45,000	45,675
6.50%, 04/30/21	73,000	78,293
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	860,000	849,856
5.70%, 05/15/18	1,545,000	1,789,711
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	714,168
COX Communications Inc., Sr. Unsec. Notes, 4.70%, 12/15/42(b)	1,000,000	883,433
6.25%, 06/01/18(b)	1,300,000	1,505,355
8.38%, 03/01/39(b)	305,000	388,175
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	295,000	303,418
5.15%, 03/15/42	1,305,000	1,232,637
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	204,000	212,160
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	50,000	55,125
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	38,000	43,130
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	75,000	79,500
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	55,000	60,225
7.50%, 04/01/21	41,000	45,408
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	80,000	86,300
8.13%, 06/01/23(b)	40,000	43,600
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	210,000	240,452
5.95%, 04/01/41	1,355,000	1,600,777
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Deb., 6.55%, 05/01/37	310,000	359,397
Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	809,550
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	2,530,000	2,788,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	$95,000	$101,175
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	420,000	436,975
		14,752,738

Casinos & Gaming–0.39%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	105,000	115,500
9.13%, 12/01/18	15,000	16,388
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	40,000	33,150
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	75,000	73,500
9.00%, 02/15/20	30,000	29,400
Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(b)	68,000	71,995
Sr. Sec. Notes, 8.00%, 10/01/20(b)	60,000	63,525
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	215,000	238,112
6.75%, 10/01/20	8,000	8,900
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	65,000	74,912
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	60,088
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	90,000	94,331
7.75%, 08/15/20	15,000	16,800
		896,601

Coal & Consumable Fuels–0.12%
Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(b)	59,000	60,475
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	145,000	158,412
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	60,000	64,050
		282,937

Commodity Chemicals–0.39%
LYB International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 4.88%, 03/15/44	895,000	897,115

Communications Equipment–0.23%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	20,000	19,000
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	115,000	114,281
9.00%, 04/01/19(b)	78,000	81,120
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	305,000	306,427
		520,828

	Principal Amount	Value
Computer & Electronics Retail–0.05%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	$105,000	$110,119

Construction & Engineering–0.34%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	114,188
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	165,850
URS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/22	500,000	503,437
		783,475

Construction & Farm Machinery & Heavy Trucks–0.24%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	89,000	95,230
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	87,000	89,827
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	50,000	52,750
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	65,000	66,625
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	94,000	98,935
Oshkosh Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/01/22(b)	78,000	80,145
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	15,000	15,863
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	5,000	5,425
Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	40,000	42,500
		547,300

Construction Materials–0.09%
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	20,000	21,500
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	130,000	151,450
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	25,000	26,687
		199,637

Consumer Finance–0.71%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	265,000	321,975
8.00%, 03/15/20	15,000	18,637
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	501,893
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	805,030
		1,647,535

Data Processing & Outsourced Services–0.38%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	350,923
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	125,000	135,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Bond Fund

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	$141,000	$153,337
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	111,000	133,200
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	51,000	54,825
11.75%, 08/15/21(b)	40,000	43,000
		870,910

Distillers & Vintners–0.27%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	69,600
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	505,000	560,550
		630,150

Diversified Banks–5.91%
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	376,590
Credit Agricole S.A. (France), Jr. Unsec. Sub. Notes, 7.88%(b)(d)	555,000	599,400
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	500,000	537,068
4.50%, 10/30/15(b)	1,075,000	1,135,119
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,226,897
HSBC Finance Corp., Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,128,682
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	519,844
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	1,170,000	1,196,517
Lloyds Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	540,000	624,735
National Australia Bank (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 03/09/15	460,000	467,836
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	495,000	502,562
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(d)	210,000	276,861
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	302,309
Unsec. Sub. Notes, 6.13%, 12/15/22	50,000	52,921
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	57,000	67,216
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	800,000	815,918

	Principal Amount	Value
Diversified Banks–(continued)
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88%(b)(d)	$1,475,000	$1,570,875
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	350,000	338,958
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	1,840,000	1,975,866
		13,716,174

Diversified Capital Markets–1.11%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(b)	1,270,000	1,383,673
Credit Suisse Group AG (Switzerland), Jr. Sub. Unsec. Notes, 7.50%(b)(d)	470,000	519,938
UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	573,000	660,961
		2,564,572

Diversified Metals & Mining–3.09%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	660,000	852,669
BHP Billiton Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 5.00%, 09/30/43	838,000	884,881
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	100,000	109,500
8.25%, 11/01/19(b)	100,000	110,500
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 05/30/23(b)	1,347,000	1,291,232
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	28,000	30,030
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	9,000	9,585
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	83,000	93,790
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	820,000	820,476
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	750,000	645,535
5.38%, 04/16/20	230,000	250,320
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	112,799
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	50,000	50,875
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	28,000	20,650
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.25%, 10/25/22(b)	1,886,000	1,871,154
		7,153,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Bond Fund

	Principal Amount	Value
Drug Retail–1.33%
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	$1,204,499	$1,358,554
Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,561,230	1,715,776
		3,074,330

Electric Utilities–2.20%
Electricite de France (France), Jr. Unsec. Sub. Notes, 5.63%(b)(d)	745,000	745,000
Sr. Unsec. Notes, 4.88%, 01/22/44(b)	1,705,000	1,691,696
6.00%, 01/22/14(b)	1,755,000	1,823,073
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	370,000	343,674
System Energy Resources Inc., Sr. Sec. First Mortgage Bonds, 4.10%, 04/01/23	500,000	508,276
		5,111,719

Electrical Components & Equipment–0.02%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	40,000	39,800

Environmental & Facilities Services–0.04%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	26,000	28,340
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	25,000	25,625
5.25%, 08/01/20	2,000	2,065
Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	30,000	30,900
		86,930

Food Retail–0.29%
Kroger Co. (The), Sr. Unsec. Global Notes, 2.30%, 01/15/19	680,000	681,074

Forest Products–0.02%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	47,000	50,408

Gas Utilities–0.16%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	55,000	60,363
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	119,000	124,950
Sr. Unsec. Notes, 6.75%, 01/15/22(b)	21,000	22,050
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	27,000	29,700
Sr. Unsec. Notes, 7.38%, 03/15/20	115,000	124,487
		361,550

General Merchandise Stores–0.27%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	640,000	634,726

	Principal Amount	Value
Gold–3.16%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 5.25%, 04/01/42	$1,195,000	$1,099,458
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	1,535,000	1,555,672
5.70%, 05/30/41	750,000	726,571
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	30,000	29,715
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,000,000	860,000
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	700,000	680,463
Unsec. Notes, 5.95%, 03/15/24(b)	1,623,000	1,618,762
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	360,000	296,594
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	461,304
		7,328,539

Health Care Equipment–0.50%
Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	36,000	39,060
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	107,000	114,624
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	920,000	934,698
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	55,000	59,400
		1,147,782

Health Care Facilities–0.26%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	8,000	8,360
Community Health Systems, Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	24,000	24,990
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(b)	103,935	111,081
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	125,000	136,875
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	60,000	65,850
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	24,000	25,200
Tenet Healthcare Corp., Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	30,000	32,625
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	48,375
8.00%, 08/01/20	100,000	110,375
8.13%, 04/01/22	42,000	47,302
		611,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Bond Fund

	Principal Amount	Value
Health Care Services–0.03%
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	$55,000	$60,775

Homebuilding–1.05%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	80,000	80,600
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	64,000	67,520
Sr. Unsec. Gtd. Notes, 9.13%, 06/15/18	30,000	31,838
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	64,000	70,080
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	127,000	134,620
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	80,000	82,800
7.50%, 05/15/16	20,000	21,825
11.88%, 10/15/15	10,000	11,500
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	29,000	31,248
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	36,000	34,560
6.95%, 06/01/18	62,000	70,292
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	65,000	70,687
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,815,000	1,644,563
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	30,000	29,513
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	51,000	56,482
		2,438,128

Hotels, Resorts & Cruise Lines–0.44%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	715,000	740,867
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	260,000	271,700
		1,012,567

Household Products–0.05%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	120,000	126,300

Independent Power Producers & Energy Traders–0.13%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	87,000	99,397
8.00%, 10/15/17	5,000	5,938
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	29,000	32,915
7.88%, 05/15/21	55,000	61,325
Sr. Unsec. Gtd. Notes, 6.25%, 07/15/22(b)	50,000	52,187

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	$49,789	$52,777
		304,539

Industrial Conglomerates–1.07%
Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(d)	2,290,000	2,430,262
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	45,000	48,263
		2,478,525

Industrial Machinery–0.38%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	49,000	49,367
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	710,000	764,012
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	65,000	68,900
		882,279

Industrial REIT’s–0.25%
ProLogis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	576,000	589,890

Integrated Oil & Gas–1.20%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.81%, 02/10/24	1,460,000	1,475,942
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	265,000	283,219
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	960,000	1,034,105
		2,793,266

Integrated Telecommunication Services–4.52%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	117,147
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	655,000	661,956
2.95%, 05/15/16	370,000	386,886
6.15%, 09/15/34	500,000	555,994
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	636,013
Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	176,792
Sr. Unsec. Gtd. Notes, 4.88%, 03/06/42(b)	1,000,000	1,012,920
6.75%, 08/20/18	225,000	269,676
Qtel International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	315,000	331,489
4.75%, 02/16/21(b)	200,000	214,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	$880,000	$963,404
Verizon Communications, Inc., Sr. Unsec. Global Notes, 5.15%, 09/15/23	1,345,000	1,473,060
6.40%, 09/15/33	1,850,000	2,206,167
6.55%, 09/15/43	1,200,000	1,474,273
		10,480,671

Internet Software & Services–0.65%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	730,000	735,903
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	164,000	172,200
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	550,000	613,250
		1,521,353

Investment Banking & Brokerage–2.72%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(d)	535,000	612,575
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	565,000	630,409
5.75%, 01/24/22	230,000	262,129
Unsec. Sub. Global Notes, 6.75%, 10/01/37	310,000	355,446
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	1,095,000	1,228,032
7.63%, 08/13/19(b)	498,000	604,005
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	1,000,000	1,043,148
Unsec. Sub. Medium-Term Notes, 4.10%, 05/22/23	1,195,000	1,186,654
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	393,841
		6,316,239

Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	35,000	35,700
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	20,000	21,250
		56,950

Life & Health Insurance–4.12%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	1,076,593
MetLife Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,189,275
Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	361,365
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,811,335

	Principal Amount	Value
Life & Health Insurance–(continued)
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	$1,150,000	$1,316,320
Prudential Financial, Inc., Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,638,053
Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	820,000	870,868
6.63%, 12/01/37	390,000	492,112
7.38%, 06/15/19	645,000	804,054
		9,559,975

Managed Health Care–0.54%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	435,000	472,861
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	23,000	24,150
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	750,000	757,492
		1,254,503

Marine–0.04%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	87,000	90,975

Movies & Entertainment–1.70%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 02/15/22(b)	29,000	29,508
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	65,000	70,037
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	120,000	132,000
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	70,000	73,150
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	794,873
Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	850,000	902,349
Viacom Inc., Sr. Unsec. Global Notes, 4.25%, 09/01/23	1,205,000	1,247,713
5.85%, 09/01/43	635,000	699,784
		3,949,414

Multi-Line Insurance–0.87%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,373,776
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	582,000	610,867
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	36,000	42,345
		2,026,988

Multi-Sector Holdings–0.26%
MidAmerican Energy Co., Sr. Sec. First Mortgage Bonds, 3.70%, 09/15/23	592,000	607,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Bond Fund

	Principal Amount	Value
Multi-Utilities–0.37%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	$800,000	$860,511

Office REIT’s–0.91%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	1,525,000	1,585,202
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	530,000	532,488
		2,117,690

Office Services & Supplies–0.00%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	5,000	5,375

Oil & Gas Drilling–0.94%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	16,000	17,300
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	5,000	5,200
7.50%, 08/01/20(b)	40,000	42,900
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	90,000	96,750
6.63%, 11/15/20	34,000	36,635
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	725,000	739,184
5.85%, 01/15/44	1,223,000	1,236,426
		2,174,395

Oil & Gas Equipment & Services–0.23%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	14,000	14,980
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	158,000	168,270
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	62,000	65,022
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	190,000	189,050
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	91,000	94,185
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	11,000	11,523
		543,030

Oil & Gas Exploration & Production–2.10%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	41,000	43,973
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	86,000	88,365
Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	15,000	15,713
6.75%, 11/01/20	77,000	81,812
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	135,000	145,800

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	$45,000	$49,050
8.25%, 09/01/21	114,000	125,400
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	28,750
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	102,000	116,854
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	113,000	122,887
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	615,000	645,366
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	365,000	386,501
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,110,228
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	88,000	92,180
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	25,000	25,938
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	45,000	45,563
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	110,000	112,200
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	51,000	53,932
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	16,000	16,560
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	8,000	8,920
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	141,000	149,460
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	25,000	25,000
Sr. Unsec. Notes, 5.38%, 10/01/22	34,000	34,340
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	12,000	12,420
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	23,000	23,805
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	38,000	39,235
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	141,000	149,460
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	30,000	32,475
6.63%, 02/15/19	120,000	129,300
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	800,000	823,081
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	121,000	131,587
		4,866,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.00%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	$8,000	$8,980

Oil & Gas Storage & Transportation–3.23%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	90,000	96,525
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	75,000	80,625
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	72,000	76,140
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	365,000	322,633
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	95,000	109,012
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	690,000	736,896
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/24	696,000	701,618
5.10%, 02/15/45	678,000	695,969
6.45%, 09/01/40	1,250,000	1,512,009
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	93,000	99,045
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	25,000	26,000
6.50%, 08/15/21	55,000	60,019
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	103,000	107,377
PVR Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 6.50%, 05/15/21	49,000	52,430
8.38%, 06/01/20	39,000	43,778
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	19,000	19,998
5.88%, 03/01/22	41,000	42,845
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	22,000	23,925
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	275,655
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	11,000	11,853
6.88%, 02/01/21	110,000	119,625
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	45,050

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	$46,000	$48,185
6.13%, 10/15/21	19,000	19,950
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	46,000	48,185
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	575,584
Williams Partners L.P., Sr. Unsec. Global Notes, 4.30%, 03/04/24	840,000	839,223
5.40%, 03/04/44	700,000	709,427
		7,499,581

Other Diversified Financial Services–3.49%
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/38	765,000	1,025,909
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	815,449
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	1,800,000	1,941,697
Series A, Jr. Unsec. Sub. Global Notes, 5.95%, 12/29/49(d)	660,000	655,050
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.75%, 03/07/17(b)	990,000	1,050,613
JPMorgan Chase & Co., Jr. Unsec. Sub. Notes, 6.75%(d)	510,000	539,325
Series R, Jr. Unsec. Sub. Global Notes, 6.00%(d)	1,345,000	1,348,363
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	70,000	74,550
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	640,000	637,521
		8,088,477

Packaged Foods & Meats–0.42%
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	72,000	74,700
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	103,000	110,467
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	30,000	31,837
Mondelez International Inc., Sr. Unsec. Global Notes, 2.25%, 02/01/19	566,000	566,907
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	55,000	59,950
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	55,000	59,950
Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	17,000	17,978
5.88%, 08/01/21(b)	17,000	17,595
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	40,000	41,550
		980,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Bond Fund

	Principal Amount	Value
Paper Packaging–0.19%
Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	$10,000	$10,338
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(b)	57,000	59,422
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	370,000	375,547
		445,307

Paper Products–0.09%
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	13,000	12,968
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	103,000	106,605
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	81,000	86,062
		205,635

Personal Products–0.58%
Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	805,000	808,967
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	610,000	532,847
		1,341,814

Pharmaceuticals–1.90%
AbbVie Inc., Sr. Unsec. Global Notes, 4.40%, 11/06/42	1,514,000	1,486,825
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	700,000	699,552
Bristol-Meyers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	633,000	856,197
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	13,000	13,556
Perrigo PLC, Sr. Unsec. Gtd. Notes, 4.00%, 11/15/23(b)	610,000	615,764
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	80,000	85,200
6.38%, 10/15/20(b)	105,000	115,237
6.75%, 08/15/21(b)	15,000	16,425
7.50%, 07/15/21(b)	35,000	39,987
Zoetis Inc., Sr. Unsec. Global Notes, 3.25%, 02/01/23	485,000	470,659
		4,399,402

Precious Metals & Minerals–0.53%
Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	1,200,000	1,235,638

Property & Casualty Insurance–1.55%
Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	885,000	924,825
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,369,246
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	530,000	571,075

	Principal Amount	Value
Property & Casualty Insurance–(continued)
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	$600,000	$724,810
		3,589,956

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	32,000	34,400

Regional Banks–1.43%
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	756,199
Unsec. Sub. Notes, 4.30%, 01/16/24	660,000	668,580
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	398,894
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,203,515
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	60,000	68,400
Unsec. Sub. Global Notes, 5.13%, 06/15/17	130,000	136,500
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(d)	80,000	73,400
		3,305,488

Reinsurance–0.31%
Reinsurance Group of America Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	685,000	719,978

Research & Consulting Services–0.53%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	60,000	65,550
Novant Health, Inc., Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	1,000,000	1,169,009
		1,234,559

Residential REIT’s–0.40%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	940,000	918,130

Retail REIT’s–0.91%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	935,000	931,627
3.25%, 10/15/22	600,000	575,025
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	598,122
		2,104,774

Security & Alarm Services–0.02%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	48,000	50,880

Semiconductor Equipment–0.08%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	170,000	181,050

Semiconductors–0.15%
Advanced Mico Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(b)	5,000	5,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Bond Fund

	Principal Amount	Value
Semiconductors–(continued)
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	$61,000	$64,965
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	149,000	164,272
10.75%, 08/01/20	30,000	34,950
Micron Technology Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	79,000	82,753
		351,990

Soft Drinks–0.40%
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/24	920,000	923,722

Sovereign Debt–0.22%
Commonwealth of the Bahamas (Bahamas), Sr. Unsec. Notes, 5.75%, 01/16/24(b)	500,000	501,631

Specialized Finance–3.85%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	10,000	10,925
7.63%, 04/15/20	120,000	136,800
Sr. Unsec. Notes, 4.63%, 12/15/18	15,000	15,525
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	104,000	109,720
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	165,000	180,056
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	545,000	612,513
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 6.50%, 09/01/14(b)	2,970,000	3,051,675
Sr. Unsec. Global Notes, 4.88%, 04/01/15	500,000	519,063
5.88%, 04/01/19	540,000	596,362
5.88%, 08/15/22	65,000	69,916
Sr. Unsec. Notes, 8.25%, 12/15/20	315,000	386,564
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	55,000	58,713
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/24	1,855,000	1,957,205
Sr. Unsec. Notes, 5.50%, 09/01/20	1,080,000	1,212,739
		8,917,776

Specialized REIT’s–3.23%
American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	500,000	474,104
4.63%, 04/01/15	820,000	853,719
Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,218,276
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,471,330
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	525,000	539,198
Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	279,358

	Principal Amount	Value
Specialized REIT’s–(continued)
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	$45,000	$48,937
RHP Hotel Properties L.P./RHP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/15/21	80,000	80,800
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,755,000	1,826,297
6.75%, 12/15/21	500,000	558,125
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	130,000	134,347
		7,484,491

Specialty Chemicals–0.09%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	35,000	36,575
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	10,000	10,000
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	41,000	43,870
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	75,000	76,125
PQ Corp., Sec. Notes, 8.75%, 05/01/18(b)	35,000	38,675
		205,245

Specialty Stores–0.07%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	62,000	62,697
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	38,000	38,665
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	63,000	66,859
		168,221

Steel–0.89%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.35%, 06/01/19	770,000	980,534
Sr. Unsec. Global Notes, 5.75%, 08/05/20	12,000	12,869
6.00%, 03/01/21	106,000	114,939
6.75%, 02/25/22	20,000	22,338
7.25%, 03/01/41	135,000	138,904
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	65,000	71,500
6.38%, 08/15/22	18,000	19,845
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	96,000	102,240
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	35,000	37,450
Sr. Unsec. Notes, 7.38%, 04/01/20	26,000	28,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Bond Fund

	Principal Amount	Value
Steel–(continued)
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	$580,000	$544,358
		2,073,447

Technology Distributors–0.00%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,650

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	15,000	16,500

Tobacco–1.27%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	935,000	1,022,016
9.70%, 11/10/18	223,000	297,281
Philip Morris International Inc., Sr. Unsec. Global Notes, 3.60%, 11/15/23	905,000	904,121
4.88%, 11/15/43	710,000	729,517
		2,952,935

Trading Companies & Distributors–0.01%
United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	5,000	5,375
Sr. Unsec. Global Notes, 8.25%, 02/01/21	25,000	28,313
		33,688

Trucking–0.02%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.38%, 01/15/21	38,000	42,085

Wireless Telecommunication Services–1.59%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	620,000	544,596
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	631,659
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,308,174
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	125,000	134,844
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	50,000	52,625
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	75,000	83,062
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	177,000	182,310
11.50%, 11/15/21	15,000	20,100
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	60,000	69,300
9.00%, 11/15/18(b)	45,000	55,125
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)	25,000	27,750

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21	$85,000	$90,950
6.63%, 04/01/23	50,000	53,562
Sr. Unsec. Gtd. Notes, 6.54%, 04/28/20	60,000	65,100
6.63%, 04/28/21	51,000	55,526
6.84%, 04/28/23	43,000	46,709
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	250,000	266,875
		3,688,267
Total U.S. Dollar Denominated Bonds and Notes (Cost $193,657,767)		205,889,773

U.S. Treasury Securities–5.88%
U.S. Treasury Bills–0.13%
0.11%, 05/01/14(e)(f)	200,000	199,990
0.08%, 05/01/14(e)(f)	100,000	99,995
		299,985

U.S. Treasury Notes–3.62%
1.50%, 01/31/19	4,647,000	4,649,727
2.75%, 02/15/24	3,710,000	3,740,955
		8,390,682

U.S. Treasury Bonds–2.13%
3.75%, 11/15/43	4,801,000	4,946,144
Total U.S. Treasury Securities (Cost $13,519,404)		13,636,811

	Shares
Preferred Stocks–3.52%
Asset Management & Custody Banks–0.33%
State Street Corp., Series D, 5.90% Pfd.	30,000	762,000

Consumer Finance–0.00%
Ally Financial Inc., Series G, 7.00% Pfd.(b)	7	6,936

Diversified Banks–0.94%
CoBank ACB, Series F, 6.25% Pfd.(b)	10,000	1,007,500
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	2,502	62,550
Wells Fargo & Co., 5.85% Pfd.	45,000	1,115,550
		2,185,600

Investment Banking & Brokerage–1.51%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	473,800
Morgan Stanley, 6.88% Pfd.	50,000	1,294,000
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,742,097
		3,509,897

Multi-Line Insurance–0.05%
Hartford Financial Services Group Inc. (The), 7.88%, Jr. Sub. Pfd.	4,135	122,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Bond Fund

	Shares		Value
Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		560	$13,770

Other Diversified Financial Services–0.17%
Citigroup Inc., Series K, 6.88% Pfd.		15,000	390,323

Regional Banks–0.34%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		30,000	783,000

Reinsurance–0.16%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.		14,000	361,760

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		392	29,110
Total Preferred Stocks (Cost $7,916,686)			8,164,585

	Principal Amount
Municipal Obligations–0.39%
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20		$570,000	566,403
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		300,000	338,433
Total Municipal Obligations (Cost $889,500)			904,836

Non-U.S. Dollar Denominated Bonds & Notes–0.28%(g)
Broadcasting–0.06%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	146,312

	Principal Amount		Value
Casinos & Gaming–0.03%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	70,000	$67,253

Construction Materials–0.07%
Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	100,000	158,044

Food Distributors–0.08%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	179,799

Hotels, Resorts & Cruise Lines–0.04%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	50,000	92,328
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $591,163)			643,736

	Shares

Common Stocks–0.01%
Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $38,584)(b)(h)		180	14,940

Money Market Funds–0.69%
Liquid Assets Portfolio–Institutional Class(i)		801,763	801,763
Premier Portfolio–Institutional Class(i)		801,763	801,763
Total Money Market Funds (Cost $1,603,526)			1,603,526
TOTAL INVESTMENTS–99.55% (Cost $218,216,630)			230,858,207
OTHER ASSETS LESS LIABILITIES–0.45%			1,053,710
NET ASSETS–100.00%			$231,911,917

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed

Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $61,156,356, which represented 26.37% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(d)	Perpetual bond with no specified maturity date.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Bond Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $216,613,104)	$229,254,681
Investments in affiliated money market funds, at value and cost	1,603,526
Total investments, at value (Cost $218,216,630)	230,858,207
Foreign currencies, at value (Cost $65,589)	66,033
Receivable for:
Investments sold	11,181,864
Variation margin	8,250
Dividends and interest	2,814,584
Principal paydowns	1,373
Premiums paid on swap agreements	130,901
Total assets	245,061,212

Liabilities:
Payable for:
Investments purchased	12,845,382
Amount due custodian	11,000
Dividends	36,479
Forward foreign currency contracts outstanding	9,903
Swap agreements	4,930
Accrued fees to affiliates	74
Accrued trustees’ and officers’ fees and benefits	2,640
Accrued other operating expenses	71,259
Unrealized depreciation on swap agreements	167,628
Total liabilities	13,149,295
Net assets applicable to shares outstanding	$231,911,917

Net assets consist of:
Shares of beneficial interest	$218,866,633
Undistributed net investment income	(689,653)
Undistributed net realized gain	1,325,097
Net unrealized appreciation	12,409,840
$231,911,917

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Shares outstanding	11,377,069
Net asset value per share	$20.38
Market value per share	$18.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Bond Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest (net of foreign withholding taxes of $35)	$10,886,897
Dividends	287,606
Dividends from affiliated money market funds	564
Total investment income	11,175,067

Expenses:
Advisory fees	967,210
Administrative services fees	52,966
Custodian fees	63,235
Transfer agent fees	63,632
Trustees’ and officers’ fees and benefits	19,220
Professional services fees	89,838
Other	112,754
Total expenses	1,368,855
Less: Fees waived	(1,414)
Net expenses	1,367,441
Net investment income	9,807,626

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,531,245
Foreign currencies	2,406
Forward foreign currency contracts	(4,094)
Futures contracts	228,459
Swap agreements	(62,675)
3,695,341
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,801,198)
Foreign currencies	890
Forward foreign currency contracts	(31,494)
Futures contracts	(56,244)
Swap agreements	2,146
(5,885,900)
Net realized and unrealized gain (loss)	(2,190,559)
Net increase in net assets resulting from operations	$7,617,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$9,807,626	$9,799,638
Net realized gain	3,695,341	6,763,664
Change in net unrealized appreciation (depreciation)	(5,885,900)	3,572,593
Net increase in net assets resulting from operations	7,617,067	20,135,895
Distributions to shareholders from net investment income	(10,193,864)	(10,735,261)
Distributions to shareholders from net realized gains	(3,273,182)	(6,425,525)
Increase from transactions in shares of beneficial interest	—	564,677
Net increase (decrease) in net assets	(5,849,979)	3,539,786

Net assets:
Beginning of year	237,761,896	234,222,110
End of year (includes undistributed net investment income of $(689,653) and $(1,136,729), respectively)	$231,911,917	$237,761,896

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes,

21                         Invesco Bond Fund

potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for

22                         Invesco Bond Fund

the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

I.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the

23                         Invesco Bond Fund

protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

L.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Over $500 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $1,414.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24                         Invesco Bond Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,859,255	$3,923,796	$—	$9,783,051
U.S. Treasury Securities	—	13,636,811	—	13,636,811
Corporate Debt Securities	—	205,388,142	—	205,388,142
Foreign Debt Securities	—	643,736	—	643,736
Foreign Sovereign Debt Securities	—	501,631	—	501,631
Municipal Obligations	—	904,836	—	904,836
	$5,859,255	$224,998,952	$—	$230,858,207
Forward Foreign Currency Contracts*	—	(9,903)	—	(9,903)
Futures*	(54,933)	—	—	(54,933)
Swap Agreements*	—	(167,628)	—	(167,628)
Total Investments	$5,804,322	$224,821,421	$—	$230,625,743

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(167,628)
Currency risk
Forward foreign currency contracts(b)	1,127	(11,030)
Interest rate risk
Futures contracts(c)	7,385	(62,318)
Total	$8,512	$(240,976)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures(d)	Forward Foreign Currency Contracts(d)	Swap Agreements(d)
Realized Gain (Loss)
Credit risk	$—	$—	$(62,675)
Currency risk	—	(4,094)	—
Interest rate risk	228,459	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$2,146
Currency risk	—	(31,494)	—
Interest rate risk	(56,244)	—	—
Total	$172,215	$(35,588)	$(60,529)

(d)	The average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period was $18,346,186, $647,234 and $2,500,000, respectively.

25                         Invesco Bond Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
03/06/14	Citigroup Global Markets Inc.	EUR	298,000	USD	406,777	$411,331	$(4,554)
03/06/14	Citigroup Global Markets Inc.	USD	70,797	EUR	52,108	71,924	1,127
03/06/14	RBC Capital Markets Corp.	GBP	100,000	USD	163,345	167,443	(4,098)
04/14/14	Citigroup Global Markets Inc.	GBP	55,642	USD	91,399	93,143	(1,744)
04/29/14	RBC Capital Markets Corp.	CAD	80,000	USD	71,510	72,144	(634)
Total forward foreign currency contracts							$(9,903)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	Short	29	June-2014	$(4,164,219)	$(47,414)
U.S. Treasury 10 Year Notes	Short	61	June-2014	(7,596,406)	(14,904)
U.S. Treasury 5 Year Notes	Long	28	June-2014	3,356,063	7,385
Total Future Contracts					$(54,933)

Open Credit Default Swap Agreements at Period-End
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(e)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.55%	$(2,500,000)	$130,901	$(167,628)

(e)	Implied credit spreads represent the current level as of February 28, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

26                         Invesco Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$130,901	$(130,901)	$—	$—	$—	$—
Citigroup Global Markets Inc.	1,127	(1,127)	—	—	—	—
Goldman Sachs & Co.	7,385	(7,385)	—	—	—	—
Total	$139,413	$(139,413)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$172,558	$(130,901)	$41,657	$—	$—	$41,657
Citigroup Global Markets Inc.	6,298	(1,127)	5,171	—	—	5,171
Goldman Sachs & Co.	62,318	(7,385)	54,933	(54,933)	—	—
RBC Capital Markets Corp.	4,732	—	4,732	—	—	4,732
Total	$245,906	$(139,413)	$106,493	$(54,933)	$—	$51,560

*	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2014, the Fund paid legal fees of $36,060 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

27                         Invesco Bond Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$10,940,199	$15,206,427
Long-term capital gain	2,526,847	1,954,359
Total distributions	$13,467,046	$17,160,786

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$277,326
Undistributed long-term gain	1,035,545
Net unrealized appreciation — investments	11,908,300
Net unrealized appreciation — other investments	(166,902)
Temporary book/tax differences	(8,985)
Shares of beneficial interest	218,866,633
Total net assets	$231,911,917

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of straddle loss deferral.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $253,626,368 and $279,610,520, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $190,419,159 and $177,441,149, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,495,081
Aggregate unrealized (depreciation) of investment securities	(1,586,781)
Net unrealized appreciation of investment securities	$11,908,300

Cost of investments for tax purposes is $218,949,907.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization and swap income, on February 28, 2014, undistributed net investment income (loss) was increased by $833,314, undistributed net realized gain (loss) was decreased by $821,589 and shares of beneficial interest was decreased by $11,725. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28, 2014	February 28, 2013
Beginning shares	11,377,069	11,350,334
Shares issued through dividend reinvestment	—	26,735
Ending shares	11,377,069	11,377,069

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

28                         Invesco Bond Fund

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.0740	March 14, 2014	March 31, 2014
April 1, 2014	0.0740	April 14, 2014	April 30, 2014

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2012	Eight months ended February 28, 2011		Years ended June 30,
	2014		2013				2010	2009
Net asset value, beginning of period	$20.90		$20.64	$20.10	$19.73		$17.94	$18.33
Net investment income(a)	0.86		0.86	0.90	0.62		1.04	0.95
Net gains (losses) on securities (both realized and unrealized)	(0.20)		0.91	1.01	0.41		1.78	(0.22)
Total from investment operations	0.66		1.77	1.91	1.03		2.82	0.73
Less: Distributions from:
Net investment income	(0.89)		(0.95)	(0.96)	(0.66)		(1.03)	(1.12)
Net realized gains	(0.29)		(0.56)	(0.41)	–		–	–
Total distributions	(1.18)		(1.51)	(1.37)	(0.66)		(1.03)	(1.12)
Net asset value, end of period	$20.38		$20.90	$20.64	$20.10		$19.73	$17.94
Market value, end of period	$18.43		$20.62	$20.85	$18.30		$19.65	$17.12
Total return at net asset value(b)	4.05%		8.77%	10.05%	5.35%
Total return at market value(c)	(4.63)%		6.23%	22.13%	(3.69)%		21.02%	10.29%
Net assets, end of period (000’s omitted)	$231,912		$237,762	$234,222	$227,798		$223,606	$202,986
Portfolio turnover rate(d)	192%		70%	72%	79%		77%	59%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.59	%(e)	0.56%	0.57%	0.52	%(f)
Without fee waivers and/or expense reimbursements	0.59	%(e)	0.56%	0.57%	0.53	%(f)	0.59%	0.58%
Ratio of net investment income to average net assets	4.26	%(e)	4.11%	4.43%	4.61	%(f)	5.40%	5.54%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $230,288.
(f)	Annualized.

29                         Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Bond Fund (hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eight month period ended February 28, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended June 30, 2009 were audited by another independent registered public accounting firm whose report dated August 21, 2009 expressed an unqualified opinion on such financial statement.

PricewaterhouseCoopers LLP

April 28, 2014

Houston, Texas

30                         Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,526,847
Qualified Dividend Income*	2.35%
Corporate Dividends Received Deduction*	2.30%
U.S. Treasury Obligations*	1.74%
Tax Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$762,127

31                         Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	1997	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993-2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A

T-3                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file numbers: 811-02090 VK-CE-BOND-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$33,500	N/A	$38,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,870	0%	$5,700	0%
All Other Fees(3)	$1,923	0%	$0	0%

Total Fees	$42,293	0%	$43,700	0%

(g) PWC billed the Registrant aggregate non-audit fees of $8,793 for the fiscal year ended 2014, and $5,700 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(3)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

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approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

November 2013

that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Matt Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. Mr. Brill was employed by ING Investment Management from 2001 to 2013. He graduated magna cum laude with a BA in economics from Washington and Lee University.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 1992.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. Mr. Hyman was employed by ING Investment Management from 2001 to 2013. He earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Bond Fund
Matt Brill	None	N/A	$1-$10,000
Chuck Burge	None	N/A	$100,001-$500,000
Daren Hughes	None	N/A	Over $,1,000,000
Michael Hyman	None	N/A	$50,001-$100,000
Scott Roberts	None	N/A	Over $,1,000,000

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Bond Fund
Matt Brill	1	$971.7	None	None	None	None
Chuck Burge	9	$18,701.2	16	$8,630.5	1	$188.9
Daren Hughes	7	$3,726.3	1	$102.5	None	None
Michael Hyman	3	$2,287.1	None	None	None	None
Scott Roberts	7	$3,726.3	1	$102.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate[6],[7] Invesco Senior Secured[6,8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.